UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 19, 2004

                                Genio Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          0-27587                                          22-3360133
 (Commission File Number)                               (I.R.S. Employer
                                                     Identification Number)


                                 (212) 897-6914
              (Registrant's Telephone Number, Including Area Code)

 15 E. 26th Street, Suite 1711, New York, NY                   10010
  (Address of Principal Executive Offices)                   (Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

       Genio Group, Inc. (the "Registrant") has determined that revenues of $732,085 and approximately $282,000 (and costs of sales related to the sales) recorded in the Registrant's results of operations for the quarters ended March 31, 2004 and June 30, 2004, respectively, and reported in the quarterly results of operations in Registrant's quarterly reports on Form 10-QSB for the fiscal quarters ended March 31, 2004 and June 30, 2004, respectively (the "Interim Financial Statements"), were subject to a right of return by the customer. Pursuant to SFAS No. 48, "Revenue Recognition When Right of Return Exists," revenue subject to a right of return and the related cost of sales should be recorded only upon the fulfillment of certain conditions, including payment. Accordingly, it appears that no revenues or costs related to these sales should have been recorded in the Registrant's results of operations until the Registrant received payment therefor. The Registrant received payments of $24,823 in June 2004 and $11,552 during the quarter ended September 30, 2004 against the sales recorded in the quarter ended June 30, 2004. In November 2004, $50,000 was received against the sale in the quarter ended March 31, 2004. The Registrant is reviewing whether it is entitled to any additional amounts with respect to any of these sales but does not presently anticipate receiving any additional material amounts with respect to these sales. The Registrant anticipates that it will record an additional charge to earnings in a presently undetermined amount to write-off returned inventory with respect to these sales. The Registrant is reviewing all sales since the introduction of its first entertainment and leisure product in August 2003 to determine if any additional sales are subject to a right of return.

       On November 19, 2004, the Registrant's registered independent public accounting firm, Radin Glass & Co. LLP ("Radin Glass"), determined with management that the Interim Financial Statements should no longer be relied upon and to restate the Interim Financial Statements. On November 22, 2004, the Registrant's Audit Committee and Board of Directors met and discussed the foregoing with management and Radin Glass. The Audit Committee and the Board of Directors concurred with the recommendation of management and Radin Glass to restate the financial statements and concluded that the Interim Financial Statements previously filed for the interim periods ended March 31, 2004 and June 30, 2004 should no longer be relied upon. The Audit Committee has determined to conduct an independent review of this matter and the Registrant's related internal controls.

       Because the Registrant has not yet concluded its review and its effect on its Interim Financial Statements, its registered independent public accounting firm, Radin Glass, has not completed its review in accordance with Statement on Auditing Standards No. 100, "Interim Financial Information," in connection with the Registrant's restated Interim Financial Statements. Upon finalization of the assessments described above, the Registrant will file amended quarterly reports on Form 10-QSB for the fiscal quarters ended March 31, 2004 and June 30, 2004. The Registrant expects to do so prior to filing of its annual report on Form 10-KSB for the year ended September 30, 2004.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 GENIO GROUP, INC.

                                                 /s/ Andrew J. Schenker
                                                 -------------------------------
                                                 By:     Andrew J. Schenker
                                                 Its:    Chief Financial Officer
Date: November 24, 2004